UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)	May 4, 2005

MATRIXX INITIATIVES, INC.

(Exact Name of Registrant as Specified in Its Charter)

DELAWARE

(State or Other Jurisdiction of Incorporation)

0-27646	87-0482806

(Commission File Number)	(IRS Employer Identification No.)

4742 N. 24th Street, Suite 455 Phoenix, Arizona	85016

(Address of Principal Executive Offices)	(Zip Code)

(602) 385-8888

(Registrant’s Telephone Number, Including Area Code)

NONE

(Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition
Item 9.01. Financial Statements and Exhibits
SIGNATURES
EXHIBIT 99.1

Item 2.02. Results of Operations and Financial Condition

On May 4, 2005, Matrixx Initiatives, Inc. issued a press release announcing its financial results for the first quarter of fiscal 2005. A copy of the press release is attached to this Report as Exhibit 99.1.

The information being furnished pursuant to this Item 2.02 and in Exhibit 99.1 of this report shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities of that Section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01. Financial Statements and Exhibits

(c) Exhibits

99.1 Press Release of Matrixx Initiatives, Inc. dated February 9, 2005 entitled “Matrixx Initiatives, Inc. Announces First Quarter 2005 Financial Results: EPS of $0.09, Net Sales Increased 16%”

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MATRIXX INITIATIVES, INC. (Registrant)
/s/ William J. Hemelt
William J. Hemelt
Executive Vice President, Chief Financial Officer, and Treasurer

     Date: May 4, 2005